EXHIBIT 31.1
CERTIFICATIONS

     I, George A. Moore, certify that:

1.   I have reviewed this Form 10-Q of HydroFlo, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15-(e)) for the registrant and have:

a)   Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls  and procedures  to  be  designed   under  our  supervision,  to ensure  that  material  information  relating  to the registrant is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

b)   Evaluated the effectiveness of  the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)   Disclosed  in  this  report any  change in  the  registrant's internal control  over  financial  reporting  that  occurred  during  the small business issuer's most recent fiscal quarter (the registrant's  fourth fiscal  quarter in the case of an annual  report) that has  materially affected,   or  is  reasonably  likely  to  materially   affect,   the           registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying   officer(s)  and   I  have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the registrant's   board  of  directors  (or  persons   performing   the  equivalent functions):

a)   All significant  deficiencies and material weaknesses in the design or  operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: October 12, 2007	/s/ GEORGE A. MOORE, III

George A. Moore, III
Chief Executive Officer